UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 10, 2011 (January 7, 2011)

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-19580 (Commission File Number)	76-0697390 (IRS Employer Identification No.)
7135 Ardmore, Houston, Texas 77054
(Address of principal executive offices and zip code)
(713) 996-4110
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On January 10, 2011, T-3 Energy Services, Inc., a Delaware corporation (“T-3”), became a wholly-owned subsidiary of Robbins & Myers, Inc., an Ohio corporation (“R&M”), as a result of the merger of Triple Merger I, Inc., a Delaware corporation and wholly-owned subsidiary of R&M (“Merger Sub”), with and into T-3 (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of October 6, 2010 (the “Merger Agreement”), entered into by and among T-3, R&M, Merger Sub and Triple Merger II, Inc., a Delaware corporation and wholly-owned subsidiary of R&M (“Second Merger Sub”).
Item 1.02 Termination of a Material Definitive Agreement
     On January 10, 2011, concurrent with the completion of the Merger, T-3 terminated the Second Amended and Restated Credit Agreement, dated as of October 26, 2007, with the banks and financial institutions thereto, including Wells Fargo Bank, National Association, as U.S. administrative agent, U.S. issuing lender and U.S. swing line lender and lead arranger, and Comerica Bank, as Canadian administrative agent, Canadian issuing lender and Canadian swing line lender (the “Credit Agreement”). The Credit Agreement provided for a $180 million revolving line of credit. The Credit Agreement also included a U.S. swing line subfacility up to $25 million, a Canadian swing line facility up to $5 million, a U.S. letter of credit subfacility up to $50 million, and a Canadian letter of credit subfacility of up to $5 million. T-3 paid the outstanding balance of approximately $4 million and no early termination or prepayment penalties were incurred.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     In connection with the completion of the Merger, T-3 (i) notified The NASDAQ Stock Market LLC (“NASDAQ”) on January 10, 2011 that the Merger was effected and that each outstanding share of common stock of T-3, par value $0.001 per share (“T-3 Common Stock”), was converted in the Merger into the right to receive common shares of R&M, without par value (“R&M Common Shares”), and cash, and (ii) requested that NASDAQ file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the T-3 Common Stock. The trading of T-3 Common Stock on NASDAQ will be suspended from trading before the opening of the market on January 11, 2011. T-3 intends to file a Form 15 to suspend its reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended, as soon as practicable.
Item 3.03 Material Modifications to Rights of Security Holders
     Pursuant to the Merger Agreement, each outstanding share of T-3 Common Stock, other than those shares held by R&M, any subsidiary of R&M, Merger Sub or Second Merger Sub, was converted in the Merger into the right to receive (i) 0.894 R&M Common Shares and (ii) $7.95 in cash without interest. Any fractional shares will be paid in cash. As of the effective time of the Merger, holders of T-3 Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders of T-3 (other than their right to receive the merger consideration stated above).
     The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to T-3’s Current Report on Form 8-K filed with the Commission on October 6, 2010 and is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant
     As a result of the Merger, a change of control of T-3 occurred and T-3 became a wholly-owned subsidiary of R&M. See the disclosures regarding the Merger and the Merger Agreement under the Introductory Note, Item 3.01 and Item 3.03 above for additional information, which are incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     In accordance with the provisions of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation of T-3 was amended and restated to read in the form attached as Exhibit 3.1 hereto. In addition, the bylaws of T-3 were amended and restated at the effective time of the Merger to be the same as the bylaws of the Merger Sub as in effect immediately prior to the effective time of the Merger, which are attached as Exhibit 3.2 hereto.
     The disclosures contained in this Item 5.03 do not purport to be a complete description of the amended and restated certificate of incorporation and amended and restated bylaws of T-3 and are qualified in their entirety by reference to the amended and restated certificate of incorporation and amended and restated bylaws of the T-3, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated by reference into this Item 5.03.
Item 5.07 Submission of Matters to a Vote of Security Holders
     At the special meeting of stockholders (the “Special Meeting”) of T-3 held on January 7, 2011, T-3’s stockholders adopted the Merger Agreement and approved the Merger. The vote tabulation is set forth below:

For	Against	Abstain	Broker Non-Votes
10,567,428	5,936	445	2,813,897
     In connection with the Special Meeting, T-3 also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary, including for the purpose of soliciting additional proxies. The adjournment proposal, which was unnecessary in light of the adoption of the Merger Agreement and approval of the Merger by T-3’s stockholders as indicated above, was not submitted to T-3’s stockholders for approval at the Special Meeting.
Item 8.01 Other Events
     T-3 issued a press release on January 7, 2011, announcing the results of the Special Meeting. A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference into this Item 8.01.
     R&M and T-3 issued a joint press release on January 10, 2011, announcing the closing of the Merger. A copy of the press release is included as Exhibit 99.2 to this report and incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Title
3.1	Amended and Restated Certificate of Incorporation of T-3 Energy Services, Inc.

3.2	Amended and Restated Bylaws of T-3 Energy Services, Inc.

99.1	Press release, dated as of January 7, 2011, of T-3 Energy Services, Inc., regarding the results of the special meeting of T-3 stockholders.

99.2	Joint press release, dated as of January 10, 2011, of T-3 Energy Services, Inc. and Robbins & Myers, Inc., regarding closing of the merger.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: January 10, 2011	By:	/s/ James M. Mitchell
James M. Mitchell
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

3.1	Amended and Restated Certificate of Incorporation of T-3 Energy Services, Inc.

3.2	Amended and Restated Bylaws of T-3 Energy Services, Inc.

99.1	Press release, dated as of January 7, 2011, of T-3 Energy Services, Inc., regarding the results of the special meeting of T-3 stockholders.

99.2	Joint press release, dated as of January 10, 2011, of T-3 Energy Services, Inc. and Robbins & Myers, Inc., regarding closing of the merger.